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                                                                    Exhibit 10.4

            AMENDMENT II TO TRUST AGREEMENT DATED AUGUST 12, 1988
              BY AND AMONG AAR CORP., THE NORTHERN TRUST COMPANY
                        AND IRA A. EICHNER
            -----------------------------------------------------


      WHEREAS, AAR CORP., The Northern Trust Company and Ira A. Eichner (the "Parties") entered into a trust agreement dated August 12, 1988 (the "Trust Agreement"); and

      WHEREAS, the Trust Agreement was amended by Amendment I thereto dated May 25, 1990; and

      WHEREAS, the Parties reserved the right to amend the Trust Agreement and now deem it appropriate to further amend the Trust Agreement in certain respects;

      NOW, THEREFORE, the last sentence of Section 10.2 of the Trust Agreement is amended, effective as of the date hereof, to read as follows:

            Upon termination of the Trust, all assets remaining in the Trust Fund shall be distributed to the Beneficiary designated by Eichner in his last will and testament, or in accordance with a written instrument last delivered to the Trustee prior to the date of his death. If no such designation is made, or if all designated Beneficiaries predecease Eichner, upon termination of the Trust all assets remaining in the Trust fund shall be distributed as follows:

                  (a)   to Eichner's widow, if living; or if not,

                  (b) to Eichner's lawful descendants PER STIRPES, then living, or if none,

                  (c) to the duly appointed legal representatives of Eichner's estate; or

                  (d)   if there shall be no such legal representative


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            duly appointed and qualified within six months of the date of death of Eichner, then to such persons, as at the date of his death, would be entitled to share in the distribution of his personal estate under the provisions of the Illinois statute then in force governing the descent of intestate property, in the proportions specified in such statute.


      IN WITNESS WHEREOF, the Parties have caused this Amendment II to the
Trust Agreement to be executed as of the      day of        , 1994.


ATTEST:                                   AAR CORP.

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ATTEST:                                   THE NORTHERN TRUST COMPANY


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                                          ---------------------------------
                                          Ira A. Eichner

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